UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 27, 2002



                             VITAL LIVING, INC.
             (Exact name of registrant as specified in charter)


NEVADA                                                            88-0485596
(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                        Identification Number)

2800 South Rural Road
Tempe, Arizona                                                         85282
(Address of Principal Executive Office)                           (Zip Code)

                               (480) 784-6700
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

      On February 26, 2002 the Company amended the Distribution Agreement dated August 21, 2001, filed as an exhibit to the Form 8-K12G3 on November 20, 2001, with Advanced Medical China Ltd ("AMC"). The purpose of the amendment was to allow AMC to assign all rights and compensation under the Distribution Agreement to AHI Management Hong Kong, Ltd.("AHI"). (amendment filed herewith).

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

Exhibit                              Description
Number
(10) Amendment to Distribution Agreement between Vital Living, Inc. and Advanced Medical China, Ltd

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITAL LIVING, INC.

                                        By/s/ Brad Edson
                                           Brad Edson, C.E.O.


Date: February 27, 2002